Exhibit 10.7

AMENDMENT TO ASSET PURCHASE AGREEMENT

          THIS AMENDMENT TO ASSET PURCHASE AGREEMENT (this “Amendment”) is made as of August 13, 2010, by and between OSM—REO FF, LLC, a Minnesota limited liability company (“Seller”), and Soy Energy, LLC, an Iowa limited liability company (“Buyer”).

Recitals

          WHEREAS, Buyer and Seller are parties to that certain Asset Purchase Agreement, dated as of April 2, 2010 (the “Asset Purchase Agreement”), pursuant to which, inter cilia, Buyer has agreed to acquire and assume from Seller certain Acquired Assets and certain Assumed Liabilities, as set forth in said Asset Purchase Agreement; and

          WHEREAS, Buyer and Seller desire to amend the Asset Purchase Agreement in certain respects, as set forth in this Amendment;

          NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

AMENDMENT

          Amendment of Section 1.1. The definition of “Closing Deadline” set forth in Section 1.1 of the Asset Purchase Agreement is hereby amended and restated in its entirety as follows:

                    “‘Closing Deadline” means September 27, 2010.”

MISCELLANEOUS PROVISIONS

          No Other Modification of Asset Purchase Agreement. Except as modified hereby, the Asset Purchase Agreement shall not be modified and shall remain in full force and effect, and the terms thereof are hereby ratified and confirmed. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement.

          Other Provisions. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original of this Amendment and all of which, when taken together, shall be deemed to constitute one and the same instrument. Notwithstanding anything herein to the contrary, delivery of an executed counterpart of a signature page to this Amendment by telecopier, facsimile or email attachment shall be effective as delivery of a manually executed counterpart of this Amendment.

[Remainder of page intentionally left blank; signature page attached.]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized representatives, as of the date first written above.

OSM-REO FF, LLC

By:	/s/ Stephanie Lunde
Name:	Stephanie Lunde
Its:	Vice President

SOY ENERGY, LLC

By:	/s/ Ronald Wetherell
Name:	Ronald Wetherell
Its:	Vice Chairman